       1                                                            Exhibit 32


       Certification of Chief Executive Officer and Chief Financial Officer
               Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
                        of USA Real Estate Investment Trust


       Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of USA Real Estate Invest-ment Trust (the "Trust"), hereby certifies that:

  (i) the accompanying quarterly report on Form 10-QSB of the Trust for the quarter ended March 31, 2006, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



  Date: May 5, 2006                      /s/ Gregory E. Crissman
                                         Gregory E. Crissman
                                         Chief Executive Officer and
                                         Chief Financial Officer